UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2017

REAC GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54845	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8878 Covenant Avenue, Suite 209 Pittsburgh, PA		15237
(address of principal executive offices)		(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2017 (the “Closing Date”), REAC Group, Inc. (the “Company”) issued to an institutional accredited investor (“Investor”) a Convertible Promissory Note (the “Note”) in the principal amount of $150,000 (the “Financing”). There is no material relationship between the Company or its affiliates and the Investor, and the Company paid no commissions or other placement agent fees.

The Financing shall be paid in tranches with the initial tranche being $20,000 upon execution of the Note.  The maturity date for each tranche funded shall be twelve (12) months from the effective date of each payment (each a “Maturity Date”), however each tranche funded can be converted into shares of the Company’s common stock six (6) months from the funding of that respective tranche.  The conversion price equal to 50% of the lowest trading price per share during the previous ten (10) trading days.

The foregoing summary description of the terms of the Transaction Documents may not contain all information that is of interest to the reader. For further information regarding the terms of the Transaction Documents, reference is made to such Transaction Documents, which are filed hereto as Exhibits 10.1 and 10.2, and are incorporated herein by this reference.

Section 2—Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information provided above in “Item 1.01—Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 3—Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information provided above in “Item 1.01—Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Note and the issuance of the shares of the Company’s common stock upon conversion of any part of the outstanding interest or principal amount of the Note is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

d.Exhibits

NUMBER	EXHIBIT
10.1	Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAC GROUP, INC.

October 12, 2017	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer